                                                                    Exhibit 99.1










                         BRUCKNER SUPPLY COMPANY, INC.

                               ------------------

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                         BRUCKNER SUPPLY COMPANY, INC.

                                  REPORT INDEX

                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                     PAGE
                                                                     ----

INDEPENDENT AUDITORS' REPORT                                           1

FINANCIAL STATEMENTS:

     Balance Sheet                                                     2

     Statement of Income and Retained Earnings                         3

     Statement of Cash Flows                                           4

     Notes to the Financial Statements                                 5

                          INDEPENDENT AUDITORS' REPORT

TO THE STOCKHOLDERS AND DIRECTORS OF
 BRUCKNER SUPPLY COMPANY, INC.

     We have audited the accompanying balance sheet of Bruckner Supply Company, Inc. as of December 31, 1997, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bruckner Supply Company, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






New York, New York                                /s/ ANCHIN, BLOCK & ANCHIN LLP
February 23, 1998                                 ------------------------------

                                                                              1.

                         BRUCKNER SUPPLY COMPANY, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1997



                                     ASSETS


CURRENT ASSETS:

  Cash                                                   $    175,760
  Debt securities - Notes 1 and 2                           8,428,780
  Accounts receivable                                      22,044,715
  Inventories - Note 1                                      2,195,277
  Prepaid expenses and other current assets                   126,624
                                                         ------------

      Total Current Assets                                                    $ 32,971,156

PROPERTY AND EQUIPMENT, NET-
  NOTES 1 AND 3                                                                    357,705

DUE FROM AFFILIATES - NOTE 4                                                         4,586
                                                                              ------------

TOTAL ASSETS                                                                  $ 33,333,447
                                                                              ============



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                      $ 18,539,018
  Bank Overdraft                                           3,536,448
  Other current liabilities                                  618,476
                                                        ------------

      Total Current Liabilities                                               $ 22,693,942

STOCKHOLDERS' EQUITY:
  Common stock, no stated value:
    Authorized -  200 shares
    Issued and outstanding - 25 shares                         7,500
  Additional paid-in capital                               2,022,843
  Retained earnings                                        8,536,014
                                                        ------------
                                                          10,566,357

  Net unrealized holding gains on available-for-sale
    securities - Notes 1 and 2                                73,148
                                                        ------------

      Total Stockholders' Equity                                                10,639,505
                                                                              ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ 33,333,447
                                                                              ============

             See the accompanying Notes to the Financial Statements.

                                                                              2.

                         BRUCKNER SUPPLY COMPANY, INC.

                   STATEMENT OF INCOME AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



NET SALES - NOTE 7                                     $222,406,503

COST OF SALES                                           203,417,417
                                                       ------------

GROSS PROFIT                                             18,989,086
  % to Net Sales                                                8.5%

OPERATING EXPENSES                                        8,852,762
                                                       ------------

OPERATING INCOME                                         10,136,324

INVESTMENT AND OTHER INCOME:
  Investment income, net - Note 2         $647,067
  Other income                             170,863
                                          --------

                                                            817,930
                                                       ------------

INCOME BEFORE INCOME TAXES                               10,954,254

PROVISION FOR INCOME TAXES - NOTE 1                         215,000
                                                       ------------

NET INCOME                                               10,739,254

RETAINED EARNINGS:
  Balance, beginning of year                              9,220,700
  Distributions to stockholders                         (11,423,940)
                                                       ------------

  Balance, end of year                                 $  8,536,014
                                                       ============


            See the accompanying Notes to the Financial Statements.


                                                                              3.

                         BRUCKNER SUPPLY COMPANY, INC.

                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                  $10,739,254
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                          $    111,429
      Amortization of bond interest                                 2,733
      Net realized gain on sale of debt and marketable
        equity securities                                         (96,088)
      Gain on sale of property and equipment                         (750)
      Increase in:
        Accounts receivable                                   (10,718,009)
        Inventories                                            (1,540,402)
        Prepaid expenses and other current assets                 (29,538)
      Increase in:
        Accounts payable and accrued expenses                   7,009,628
                                                             ------------
           Total adjustments                                                   (5,260,997)
                                                                              -----------
               Net Cash Provided by Operating Activities                        5,478,257

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                             (82,980)
  Proceeds from sale of property and equipment                        750
  Purchases of debt and marketable equity securities          (22,997,355)
  Proceeds from sales and maturities of debt and marketable
    equity securities                                          23,446,815
  Decrease in due from affiliate                                1,992,732
                                                             ------------
               Net cash Provided by Investing Activities                        2,359,962

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to stockholders                               (11,423,940)
  Increase in bank overdraft                                    3,536,448
                                                             ------------
              Net Cash Used in Financing Activities                            (7,887,492)
                                                                              -----------

NET DECREASE IN CASH                                                              (49,273)

CASH:
  Beginning of year                                                               225,033
                                                                              -----------

  End of year                                                                 $   175,760
                                                                              ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION
      Income taxes - paid                                                     $   165,780
                   - refunded                                                       9,134

SUPPLEMENTAL SCHEDULE OF NON-CASH
  INVESTING ACTIVITIES:
    Net unrealized holding losses on available-for-sale
      securities                                                              $   (41,824)


            See the accompanying Notes to the Financial Statements.



                                                                              4.

                         BRUCKNER SUPPLY COMPANY, INC.

                       NOTES TO THE FINANCIAL STATEMENTS




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Description of Business:
         ------------------------

                   Bruckner Supply Company, Inc. (the "Company") is an integrated supply company whose customers are major corporations located throughout the United States. The Company's revenues include total amounts billed to customers for products sold and all other aspects of handling customers' purchasing operations.

         Revenue Recognition:
         --------------------

                   The Company generally sells merchandise which is shipped directly by its vendors to customers. Revenue is recognized upon shipment.

         Debt Securities:
         ----------------

                   Debt securities available for sale are measured at fair value, with net unrealized gains and losses reported in equity. The Company uses the specific identification method to determine the cost of securities sold.

         Use of Estimates:
         -----------------

                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Inventories:
         ------------

                   Inventories, which consist of finished goods, are valued at the lower of cost, first-in, first-out method, or market.

         Property and Equipment:
         -----------------------

                   Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed by straight-line and accelerated methods over the estimated useful lives of the assets.

                   Leasehold improvements are amortized by the straight-line method over the estimated useful lives of the assets.




                                                                              5.

                         BRUCKNER SUPPLY COMPANY, INC.

                       NOTES TO THE FINANCIAL STATEMENTS



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED:)

         Income Taxes:
         -------------

                   The Company is taxed as an S corporation for Federal and New York State tax purposes, whereby the company's income is reported by the stockholders. Accordingly, no provision has been made for Federal income taxes. The Company continues to be liable for certain states' corporate taxes.

NOTE 2 - DEBT SECURITIES:

         The following is a summary of investments at December 31, 1997:


                                                             Gross Unrealized
                                               Amortized     ----------------       Fair
                                                 Cost         Gains    Losses       Value
                                                 ----         -----    ------       -----

         Available-For-Sale Debt Securities:
            U.S. Government Bonds              $8,355,632     $73,148    --      $8,428,780


         The following table summarizes the maturities of all debt securities at fair value held at December 31, 1997:

                                                             More Than     More Than
                                              Within 1        1 to 5        5 to 10
                                                Year           Years         Years        Total
                                                ----           -----         -----        -----

         Available-For-Sale Securities:      $2,656,195     $4,016,570    $1,756,015    $8,428,780


         Proceeds from sales and maturities of securities classified as available-for-sale were $23,446,815. Gains of $133,493 and losses of $37,405 were realized on these sales. The net unrealized holding gains on available-for-sale securities decreased by $41,824 in 1997.





                                                                              6.

                         BRUCKNER SUPPLY COMPANY, INC.

                       NOTES TO THE FINANCIAL STATEMENTS


NOTE 2 - DEBT SECURITIES (CONTINUED):

          Investment income for 1997 is comprised of:

               Interest income                                 $  583,861
               Net realized gains on sales of securities           96,088
                                                               ----------
                                                                  679,949
               Less: Investment expenses                           32,882
                                                               ----------

                                                               $  647,067
                                                               ==========

NOTE 3 - PROPERTY AND EQUIPMENT:

          Property and equipment consist of the following:

               Leasehold improvements                          $   91,139
               Machinery and equipment                            476,238
               Furniture and fixtures                             244,586
               Transportation and delivery equipment              233,799
                                                               ----------
                                                                1,045,762

               Less: Accumulated depreciation and
                amortization                                      688,057
                                                               ----------


                                                               $  357,705
                                                               ==========

NOTE 4 - DUE FROM AFFILIATES:

         The amounts due from affiliates are non-interest bearing and have no specified repayment terms.


NOTE 5 - RETIREMENT PLAN:

         The Company maintains a defined-contribution 401(k) savings plan covering substantially all employees. Company contributions to the plan are at the discretion of the Board of Directors. During 1997 no company contribution was made to the plan.



                                                                              7.

                         BRUCKNER SUPPLY COMPANY, INC.

                       NOTES TO THE FINANCIAL STATEMENTS


NOTE 6 - COMMITMENTS AND CONTINGENCIES:

         Leases:
         -------

               The Company leases office space from an affiliate under an operating lease, which expires December 31, 2002, at an annual rent of $150,000. The lease requires the Company to pay real estate taxes.

               In February 1998, the Company entered into an operating lease for additional office space, which expires February 6, 1999, at an annual rent of $80,000.

               The Company also leases certain computer equipment under an operating lease, which expires August 31, 1999, at an annual rent of $155,820.

               Rent expense was $305,909 for 1997.

               Future minimum rental commitments are as follows:


                    Years Ending December 31,
                    -------------------------
                              1998                          $  379,153
                              1999                             260,547
                              2000                             150,000
                              2001                             150,000
                              2002                             150,000
                                                            ----------

                              Total                         $1,089,700
                                                            ==========

         Stockholders' Agreement:
         -----------------------

              Under the terms of a stockholders' agreement, upon their death, Bruckner Supply Company, Inc. is required to purchase the shares owned by its stockholders at a value determined annually by the stockholders, and may be paid out over a period of ten years.

NOTE 7 - MAJOR CUSTOMER:

         For the year ended December 31, 1997, one customer, through multiple operating divisions located throughout the United States, accounted for approximately 68% of net sales and approximately 37% of the December 31, 1997 accounts receivable balance.


NOTE 8 - SUBSEQUENT EVENT (unaudited):

         On September 11, 1998, the Company sold to WESCO Distribution, Inc., substantially all of its assets and liabilities, other than cash, debt securities, amounts due from affiliates, certain equipment and prepaid expenses and bank overdraft.






                                                                              8.